SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 11, 1996


                       AMERICAN RESIDENTIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                             1-11849                          76-0484996
(State or other jurisdiction of    (Commission                  (I.R.S. Employer
incorporation)                     File Number)              Identification No.)

                                 POST OAK TOWER
                           5051 WESTHEIMER, SUITE 725
                            HOUSTON, TEXAS 77056-5604
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 599-0100


                           5850 SAN FELIPE, SUITE 500
                              HOUSTON, TEXAS 77057
                                (Former address)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

               On December 11, 1996, American Residential Services, Inc., a Delaware corporation (the "Company"), acquired Metro Heating and Air Conditioning, Inc., a North Carolina corporation ("Metro"), through a merger (the "Acquisition") of Metro with and into MHAC Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("MHAC"). The Acquisition was completed pursuant to an Agreement and Plan of Reorganization dated as of December 11, 1996 by and among the Company, MHAC, Metro and Jacob A. Williamson, Jr., Jacob A. Williamson, Sr. and Joyce E. Williamson (collectively, the "Stockholders"). As consideration for the Acquisition, the Company agreed to pay $16,866,000 and to issue 225,500 shares of the Company's Common Stock. The total consideration for the Acquisition is subject to downward adjustment for any decrease in Metro's total current assets less total liabilities from September 30, 1996 through December 11, 1996. The Company's obligation to pay the $16,866,000 amount is evidenced by several short-term promissory notes to the Stockholders. The Company intends to fund the payment of those notes through borrowings under the Company's $55 million bank credit facility underwritten by NationsBank of Texas, N.A. The Acquisition is being treated as a purchase for accounting purposes. In connection with the Acquisition, MHAC entered into an employment agreement with Jacob A. Williamson, Jr., providing for his continuation in the position of President of the acquired business.

               Metro is a leading installer of new HVAC systems and equipment and a leading provider of HVAC maintenance, repair and replacement services for the residential and light commercial markets in the Raleigh/Durham, North Carolina area. The Company currently intends to use the acquired operations in the manner previously used by Metro. In addition, the Company expects to use these operations as a base to expand its operations in North Carolina.

               A copy of the press release dated December 12, 1996 issued by the Company and relating to the closing of the Acquisition is attached as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               The financial statements of Metro Heating and Air Conditioning, Inc. set forth in the Company's Registration Statement on Form S-4 (Reg. No. 333-18623) are incorporated herein by reference.

        (B)    PRO FORMA FINANCIAL INFORMATION.

               The Unaudited Pro Forma Combined Financial Statements set forth in the Company's Registration Statement on Form S-4 (Reg. No. 333-18623) are incorporated herein by reference.

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        (C)    EXHIBITS

        2 Agreement and Plan of Reorganization dated as of December 11, 1996 by and among American Residential Services, Inc., MHAC Acquisition Inc., Metro Heating and Air Conditioning, Inc. and the Stockholders named therein (incorporated by reference to Exhibit 2.11 to the Company's Registration Statement on Form S-4 (Reg. No. 333-18623)).

        23     Consent of Arthur Andersen LLP.

        99     Press release issued December 12, 1996.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMERICAN RESIDENTIAL SERVICES, INC.

                                 By: /s/ JOHN D. HELD
                                         John D. Held
                                         Senior Vice President, General Counsel
                                         and Secretary

Date:  December 23, 1996

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